UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Hyperfine, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HYPERFINE, INC.
351 NEW WHITFIELD ST.
GUILFORD, CONNECTICUT 06437, UNITED STATES

V47406-P07948

Your **Vote** Counts!

HYPERFINE, INC.

2024 Annual Meeting
Vote by June 10, 2024
11:59 PM ET

You invested in HYPERFINE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held virtually via live audio webcast on June 11, 2024.

Get informed before you vote

View the Notice, Proxy Statement, Form of Proxy and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

  *Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors

Nominees:

1a.	R. Scott Huennekens	For

1b.	Maria Sainz	For

1c.	John Dahldorf	For

1d.	Ruth Fattori	For

1e.	Jonathan M. Rothberg, Ph.D.	For

1f.	Daniel J. Wolterman	For

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

3.	To approve the proposed amendment to our amended and restated certificate of incorporation, as amended, to add a provision with respect to the automatic conversion of our Class B common stock effective December 22, 2028, which is seven years from the date of the closing of our business combination.	For

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V47407-P07948